--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-K

                               ----------------

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: JANUARY 19, 1999

                        GROUP MAINTENANCE AMERICA CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             TEXAS                      1-13565                      76-0535259
 (STATE OR OTHER JURISDICTION         (COMMISSION                 (I.R.S. EMPLOYER
       OF INCORPORATION)              FILE NUMBER)               IDENTIFICATION NO.)



     8 GREENWAY PLAZA, SUITE 1500
           HOUSTON, TEXAS                                             77046
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 860-0100

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

        On October 15, 1998, Group Maintenance America Corp. (the "Company") completed the acquisition of Stephen C. Pomeroy, Inc. ("Pomeroy"). The Company acquired Pomeroy pursuant to a merger (the "Merger") of Pomeroy with and into Pomeroy Acquisition Corp. ("PAC"), a wholly-owned subsidiary of the Company. The Merger was effected in accordance with the Agreement and Plan of Merger (the "Merger Agreement") dated as of October 15, 1998, among the Company, PEC, Pomeroy and the stockholders of Pomeroy. PEC was the surviving corporation of the Merger. The purchase price paid or to be paid by the Company for Pomeroy consists of $7.9 million in cash and 0.6 million shares of the Company's common stock, par value $.001 per share ("Common Stock").

        Stephen C. Pomeroy, Ronald L. Pomeroy and Matthew A. DiGennaro, stockholders of Pomeroy prior to the Merger, will be employed by the surviving corporation after the Merger. After the Merger, Pomeroy will continue to lease a facility from Pomeroy Properties, L.C., an entity controlled by Stephen C. Pomeroy.

        Pomeroy is engaged in the business of providing electrical and communication installation, maintenance and repair services for commercial customers in the Southeast Florida, marketplace. The assets of Pomeroy consist primarily of cash, accounts receivable, inventory, equipment, vehicles and goodwill. The Company expects that Pomeroy will continue to conduct its business in substantially the same manner as conducted before the Merger.

        The cash portion of the consideration paid by the Company in connection with the Merger was provided pursuant to loans made under a Credit Agreement dated as of October 15, 1998 (the "Credit Agreement") among the Company, the subsidiaries of the Company, Chase Bank of Texas, National Association, as Agent, Bank of America Texas, N.A., as Co-Agent, Paribas, as Syndication Agent, ABN AMRO Bank, N.V., as Documentation Agent, and the banks named therein. Under the Credit Agreement, a syndicate of banks agreed to provide up to $230 million of financing to the Company on a secured basis.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of businesses acquired.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Steven C. Pomeroy, Inc.

        We have audited the accompanying balance sheet of Steven C. Pomeroy, Inc., as of September 30, 1998 and the related statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Steven C. Pomeroy, Inc. as of September 30, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



KPMG LLP

Houston, Texas
December 18, 1998

                           STEPHEN C. POMEROY, INC.

                                 BALANCE SHEET


                                                                                    September 30,
                                                                                         1998
                                                                                   --------------
                                        ASSETS
                                        ------
CURRENT ASSETS:
  Cash and cash equivalents.....................................................   $   1,513,788
  Accounts receivable-trade, net of allowance of $28,965........................       3,503,296
  Accounts receivable-other.....................................................          45,739
  Costs and estimated earnings in excess of billings on uncompleted contracts...         310,701
  Prepaid expenses and other current assets.....................................         271,517
                                                                                    ------------
     Total current assets.......................................................       5,645,041

PROPERTY AND EQUIPMENT, NET.....................................................         179,055
                                                                                    ------------
     Total assets...............................................................   $   5,824,096
                                                                                    ============

                           LIABILITIES AND SHAREHOLDER'S EQUITY
                           ------------------------------------

CURRENT LIABILITIES:
  Accounts payable..............................................................   $     978,792
  Accrued expenses..............................................................         801,836
  Notes payable.................................................................       1,001,000
  Billings in excess of costs and estimated earnings on uncompleted contracts...         257,959
                                                                                    ------------
     Total current liabilities..................................................       3,039,587
                                                                                    ------------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDER'S EQUITY:
  Common stock  - $5 par value; 100 shares authorized, issued
     and outstanding............................................................             500
  Additional paid-in Capital....................................................           1,514
  Retained earnings.............................................................       2,782,495
                                                                                    ------------
     Total shareholder's equity.................................................       2,784,509
                                                                                    ------------
  Total liabilities and shareholder's equity....................................   $   5,824,096
                                                                                    ============

The accompanying notes are an integral part of these financial statements.

                           STEPHEN C. POMEROY, INC.

                            STATEMENT OF OPERATIONS

                                                           Year ended
                                                          September 30,
                                                               1998
                                                          ------------

REVENUES.................................................  $20,200,220

COST OF SERVICES.........................................   15,034,890
                                                            ----------
  Gross profit...........................................    5,165,330

SELLING, GENERAL AND ADMINISTRATIVE
 EXPENSES................................................    3,840,569
                                                            ----------
  Income from operations.................................    1,324,761

OTHER INCOME (EXPENSE):
 Interest income.........................................       70,194
 Other, net..............................................          700
                                                            ----------
NET INCOME...............................................  $ 1,395,655
                                                            ==========

The accompanying notes are an integral part of these financial statements.

                           STEPHEN C. POMEROY, INC.

                       STATEMENT OF SHAREHOLDER'S EQUITY



                                            Additional                       Total
                                 Common       Paid-In       Retained     Shareholder's
                                 Stock        Capital       Earnings         Equity
                               ----------   -----------   ------------   --------------
Balance, September 30, 1997.... $     500    $    1,514    $ 2,423,602    $   2,425,616

Net income.....................         -             -      1,395,655        1,395,655
Shareholder Distributions......         -             -     (1,036,762)      (1,036,762)
                                ---------     ---------     ----------     ------------
Balance, September 30, 1998.... $     500    $    1,514    $ 2,782,495    $   2,784,509
                                =========     =========     ==========     ============


The accompanying notes are an integral part of these financial statements.

                            STEPHEN C. POMEROY, INC.

                            STATEMENT OF CASH FLOWS

                                                             Year ended
                                                            September 30,
                                                                 1998
                                                            -------------
CASH FLOWS FROM OPERATING ACTIVITIES:

 Net income................................................ $ 1,395,655
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation.............................................      92,129
  Changes in operating assets and liabilities:
   (Increase) decrease in -
    Accounts receivable-trade..............................  (1,271,514)
    Accounts receivable-other..............................      (8,954)
    Costs and estimated earnings in excess of billings
     on uncompleted contracts..............................     215,916
    Prepaid expenses and other current assets..............       9,521
   Increase (decrease) in -
    Accounts payable.......................................     110,089
    Accrued expenses.......................................     227,584
                                                             ----------
                Net cash provided by operating activities..     770,426
                                                             ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment.......................     (54,244)
 Proceeds from sale of property and equipment..............      51,025
                                                             ----------
                Net cash used in investing activities......      (3,219)
                                                             ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Distributions to shareholders.............................  (1,036,762)
 Proceeds from notes payable...............................   1,000,000
                                                             ----------
                Net cash used in financing activities......     (36,762)
                                                             ----------
NET INCREASE IN  CASH AND CASH EQUIVALENTS.................     730,445

CASH AND CASH EQUIVALENTS, beginning of year...............     783,343
                                                             ----------
CASH AND CASH EQUIVALENTS, end of year..................... $ 1,513,788
                                                             ==========

The accompanying notes are an integral part of these financial statements.

                           STEVEN C. POMEROY, INC.
                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1998



1.  BUSINESS AND ORGANIZATION

  Steven C. Pomeroy, Inc. (the "Company") performs electrical contracting service work in the South Florida area, primarily for general contractors and developers. This work is performed under fixed price contracts subject to modification based on approved change orders and under time and material contracts.

2.  SUMMARY OF SIGNIFICANT POLICIES

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Revenue and Cost Recognition

  Revenues from fixed price contracts are recognized on the percentage of completion method. The completed percentage is measured by the percentage of cost incurred to date as compared to the estimated total cost for each contract, including work for approved change orders. Revenue from time and material contracts is accrued at the end of each month based on chargeable costs incurred through month end. Time and material contracts are billed for the number of man hours and costs incurred.

  Contract costs include all direct material, labor costs and a provision for indirect costs such as indirect labor and equipment costs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and revenues and are recognized in the period in which the revisions are determined.

  The Company's three largest customers accounted for 12%, 10% and 7%, respectively, of total revenues for the year ended September 30, 1998.

  Cash and cash equivalents

  For purposes of the statement of cash flows, the Company considers investments in money market accounts and certificates of deposits purchased with an original maturity of three months or less to be cash equivalents. Cash paid for interest was $91 during fiscal 1998.

                            STEVEN C. POMEROY, INC.
                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1998



  Accounts Receivable

  Accounts receivable consists of the following at September 30, 1998:


        Accounts receivable - billed.............      $3,251,931
        Retainage receivable.....................         280,330
                                                       ----------
                                                        3,532,261
        Allowance for doubtful accounts..........         (28,965)
                                                       ----------
                                                       $3,503,296
                                                       ==========
  Property and Equipment

  Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the useful lives of the assets. Expenditures for major renewals and improvements, which extend the useful lives of existing equipment, are capitalized and depreciated. The estimated useful lives of assets are as follows:
                                                        Years

  Vehicles.......................................        5-7
  Machinery and equipment........................        5-7
  Furniture and fixtures.........................        5-7


  Expenditures for repairs and maintenance are charged to expense when incurred. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statement of operations.

  Income Taxes

  The shareholders of the Company have elected to be taxed as an S Corporation under the Internal Revenue Code wherein the income is taxable to the shareholders and not to the Company. Accordingly, no provision for income taxes is recognized by the Company. The Company has made distributions to the shareholders each year at least in the amounts necessary to pay personal income taxes payable on the Company's taxable income.

  Credit Risk

  Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, accounts receivable and costs and estimated earnings in excess of billings on uncompleted contracts.

                            STEVEN C. POMEROY, INC.
                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1998


  Accounts receivable and costs and estimated earnings in excess of billings on uncompleted contracts result primarily from contracts with customers principally in the Company's service area in south Florida. Credit is extended to customers after an evaluation for credit worthiness; however, the Company does not require collateral or other security from customers.


3.  COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

  A summary of the status of uncompleted contracts as of September 30, 1998 is as follows:

        Costs incurred......................................    $4,295,759
        Estimated earnings recognized.......................     1,280,700
                                                                ----------
                                                                 5,576,459
        Less billings on contracts..........................     5,523,717
                                                                ----------
                                                                $   52,742
                                                                ==========


These costs and estimated earnings on uncompleted contracts are included in the accompanying balance sheet under the following captions:

        Costs and estimated earnings in excess of billings
         on uncompleted contracts..........................        310,701
        Billings in excess of costs and estimated earnings
         on uncompleted contracts..........................       (257,959)
                                                                 ---------
                                                                 $  52,742
                                                                 =========

4.  PROPERTY AND EQUIPMENT

  The principal categories of property and equipment as of September 30, 1998 are as follows:

        Vehicles..........................................      $  743,722
        Machinery and equipment...........................         131,066
        Furniture and fixtures............................         129,725
                                                                ----------
                                                                 1,004,513
        Less accumulated depreciation.....................         825,458
                                                                ----------
                                                                $  179,055
                                                                ==========
5.  NOTES PAYABLE

  The Company maintained a $400,000 line of credit with its principal bank for working capital needs. The note is payable on demand and has an interest rate equal to the bank's prime rate plus .5%, which was 8.75% at September 30, 1998. The Company had no advances against the line during fiscal 1998 and maintained a $1,000 minimum balance as required by the bank to maintain the credit line.

                            STEVEN C. POMEROY, INC.
                         NOTES TO FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1998


  In September, 1998, the Company established a new line of credit with its principal bank and drew down the entire available amount of $1,000,000. The note matures December 31, 1998 and has an interest rate equal to the LIBOR index rate plus 2%, which was 7.41% at September 30, 1998. The loan was subsequently repaid in October 1998 from funds provided by Group Maintenance America Corp. in the transaction described in Note 9.

6.  EMPLOYEE BENEFIT PLANS

  The Company adopted on October 1, 1997 a dual defined contribution profit sharing and a 401(k) pension plan covering all employees with more than six months of service. Contributions are allocated to the participants' accounts based on annual salary, and vesting of balances begins immediately. The Company accrued a $100,000 contribution to its profit sharing plan for the year ended September 30, 1998 and contributed an additional $31,009 to the 401(k).

7.  LEASES

  The Company leases its building space from the shareholders at $3,710 per month. The Company pays all property taxes, insurance and maintenance. Rent expense for the lease of building space during the year ended September 30, 1998 was $46,020. Effective October 15, 1998, the Company entered into a new lease agreement with the shareholders for a term of five years, subject to an option to renew the lease for up to five successive one-year terms. The new base rate effective October 15, 1998, is $5,876 per month. The base rent for any extension period would be adjusted to reflect the increase in the consumer price index. Future minimum lease payments under the new non-cancelable operating lease are as follows:

                Year ending September 30,

                        1999................ $ 69,429
                        2000................   70,512
                        2001................   70,512
                        2002................   70,512
                        2003................   70,512
                                             --------
                                             $351,477
                                             ========

8.  CONTINGENCIES

  The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

9.  SUBSEQUENT EVENT

  Effective October 15, 1998, Group Maintenance America Corp. ("GroupMAC") acquired all of the outstanding shares of the Company for a combination of cash and common stock of GroupMAC.

  (c) Exhibits

  The following exhibits are filed with this report:

 23.1   Consent of KPMG LLP

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GROUP MAINTENANCE AMERICA CORP.

                                        By:   /s/ Randolph W. Bryant
                                           --------------------------------
                                                  Randolph W. Bryant
                                                 Senior Vice President
                                                  and General Counsel

Date:  January 19, 1999